UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Uniti Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! UNITI GROUP INC. 2021 Annual Meeting to held virtually on May 13, 2021 at 8:00 AM ET Vote by 11:59 PM ET on May 12, 2021UNITI GROUP INC. 10802 EXECUTIVE CENTER DRIVE BENTON BUILDING, SUITE 300 LITTLE ROCK, ARKANSAS 72211D38873-P50931You invested in UNITI GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 13, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVote Virtually at the Meeting* May 13, 2021 8:00 a.m. Eastern timeThe company will be hosting the meeting live via the internet this year. To attend the meeting via the internet, please go to www.virtualshareholdermeeting.com/UNIT2021 and be sure to have the control number that is printed above.*You can also vote mail by requesting a paper copy of the materials, which will include a Proxy Card. Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items 1. Election of Directors Nominees: 1a. Jennifer S. Banner 1b. Scott G. Bruce 1c. Francis X. (“Skip”) Frantz 1d. Kenneth A. Gunderman 1e. Carmen Perez-Carlton 1f. David L. Solomon 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accountant for the year ending December 31, 2021. NOTE: In their discretion, such other matters that may properly come before the meeting or any adjournment or adjournments thereof.Board RecommendsFor For For For For For For ForPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.D38874-P50931